Exhibit 99.2

Haseltine Law Office
1629 K Street, NW Suite 300
Washington, DC 20006
703 627 2652; fax 703 372 5173
Email: william@wbhlaw.net

611 E Glenoaks Blvd
Glendale, CA 91207
818 291 0661; fax 703 372 5173
URL: www.wbhlaw.net

August 26, 2014

John Yarbrough

Proskauer

1001 Pennsylvania Avenue, NW Suite 400

Washington, DC 20004

The Depository Trust Company

55 Water Street

New York, NY 10041

Attn: Underwriting Department

Re: Ingen Technologies, Inc. / CUSIP 45684G508

Ladies and Gentlemen:

We are counsel for Ingen Technologies, Inc. (the “Company”) and are providing this opinion letter to The Depository Trust Company (“DTC”) at the request of the Company. Securities issued by the Company, CUSIP 45684G508 (the “Subject CUSIP”) have been deposited for book-entry delivery, settlement and depository services (the “Services”) at DTC, registered in the nominee name of DTC, Cede & Co. (the “Subject Securities”), which include, without limitation the deposits identified in Exhibit 2 and Exhibit 3 to the notice letter sent by DTC to the Company dated September 24, 2013 (the “Notice Securities”) and attached again hereto. We are providing this opinion at the request of the Company to confirm that each of the Subject Securities, including the Notice Securities, were, at the date of deposit at DTC, eligible under the Rules and Procedures of DTC to be deposited for the Services.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents, as necessary in order to form our opinion:

DTCC

August 26, 2014

•	the orders and instructions of the Company for the issuance and delivery of the Subject Securities;
•	copies of duly executed securities purchase agreements and debt instruments involved in each sale of the Subject Securities;
•	prior legal opinions submitted to the Company or its transfer agent in connection with issuances of the Subject Securities, and/or the resale of the Subject Securities, by the initial purchasers thereof;
•	accredited investor certifications for each accredited investor who invested in any private placement of the Subject Securities;
•	relevant books and records of the Company’s transfer agent;
•	a copy of a Certificate of Existence from the State of Georgia dated as of April 14, 2014; and
•	any additional documentation or materials used to form a basis for the opinions herein or deemed relevant to DTC’s determination regarding the Subject Securities.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others and such other statements, documents, certificates and corporate or other records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

Based on the foregoing, and our independent legal analysis, we are of the opinion that the Notice Securities when issued by the Company, and all other shares of the Subject CUSIP when issued by the Company beginning from the date that is five years prior to the date of this letter, either:

(1)	were not “restricted securities” under Rule 144(a)(3) following their issuance, or

(2)	those securities that were “restricted securities” under Rule 144(a)(3) following their issuance are listed on Appendix 1 hereto, and with respect to such securities: (a) all certificates or electronic records evidencing such restricted securities bore appropriate restrictive legends or the electronic equivalents effecting such restrictions under the Securities Act of 1933, as amended; (b) such restrictive legends or electronic equivalents were not removed therefrom except by reasonable and customary procedures designed to verify the proper legal basis for such removal, including, where appropriate, verification by valid legal opinions from independent counsel to the Company in support of such removal.

No Notice Securities issued by the Company nor any other shares of the Subject CUSIP issued by the Company beginning from the date that is five years prior to the date of this letter, were issued in reliance on Rule 504(b)(i),(ii) or (iii) under the Securities Act.

DTCC

August 26, 2014

I certify that I am an independent attorney in good standing in each jurisdiction in DTCC in which I am admitted to practice (California and the District of Columbia) and with the Securities and Exchange Commission. In addition, I hereby certify that I (i) am not an employee or officer of the Company; (ii) do not own shares, options or warrants to buy shares of the Company; (iii) am not a holder of any debt securities issued by the Company; and (iv) have not entered into any loan or financing transactions with the Company.

This opinion is rendered to you and is solely for your benefit to be used only in connection with the matters stated herein, except that you may deliver copies of this opinion to your professional advisors, to any governmental agency or regulatory authority or if otherwise required by law.

Very truly yours,

/s/ William B. Haseltine
William B. Haseltine

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 17, 2014	INGEN TECHNOLOGIES, INC.

By: /s/ Gary B. Tilden
Gary B. Tilden,
Chairman of the Board Chief Operations Officer